UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No.1 )

Filed by the Registrant	☑
Filed by a Party other than the Registrant	¬
Check the appropriate box:
¬ Preliminary Information Statement	¬ Confidential, for Use of Commission Only (as permitted by Rule 14c-5(d)(2))
☑ Definitive Information Statement
INTERNATIONAL SPEEDWAY CORPORATION
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required

¬	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

¬	Fee paid previously with preliminary materials.

¬
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14C (“Amendment No. 1”) is being filed to amend International Speedway Corporation’s definitive Information Statement for its 2015 Annual Meeting of Stockholders (“Information Statement”), which was filed with the Securities and Exchange Commission on March 6, 2015, in order to correct the Voting Securities and Principal Holders table included in the Information Statement on page 1. The Voting Securities and Principal Holders table included in the Information Statement filed on March 6, 2015 inadvertently omitted a member of the Board of Directors from such table. All other items of the Information Statement are incorporated herein by reference without changes.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ W. Garrett Crotty
W. Garrett Crotty
Senior Vice President, Secretary and General Counsel

CHANGE TO INFORMATION STATEMENT

The table included in the Voting Securities and Principal Holders section of the Information Statement, which was originally set forth on page 1 of the Information Statement, is amended to read in its entirety as follows:

VOTING SECURITIES AND PRINCIPAL HOLDERS
This Information Statement is being mailed commencing on or about March 10, 2015 to all of our shareholders of record as of the Record Date. The Record Date for the Annual Meeting is January 31, 2015. As of the Record Date, we had 26,616,977 shares of class A common stock and 19,966,496 shares of class B common stock issued and outstanding. Each share of the class A common stock is entitled to one-fifth of one vote on matters submitted to shareholder approval or a vote of shareholders. Each share of the class B common stock is entitled to one vote on matters submitted to shareholder approval or a vote of shareholders.

	Number of Shares of Common Stock Beneficially Owned (2)		Percentage of Common Stock Beneficially Owned		Percentage of Combined Voting Power of Common Stock
Name of Beneficial Owner (1)	Class A (3)	Class B (4)	Class A (5)	Class B (6)	(7)
France Family Group (8)	18,338,213	18,179,581	40.93%	91.05%	72.00%
James C. France (9)	6,214,471	6,121,757	18.89%	30.66%	24.28%
Betty Jane France (10)	6,244,474	6,244,474	19.02%	31.27%	24.69%
Ariel Investments, LLC (11)	6,415,756	0	24.10%	0.00%	5.07%
Blackrock, Inc. (12)	2,188,222	0	8.22%	0.00%	1.73%
Vanguard Group (13)	1,591,061	0	5.98%	0.00%	1.26%
River Road Asset Management, LLC (14)	1,582,260	0	5.94%	0.00%	1.25%
Lesa France Kennedy (15)	794,577	732,717	2.91%	3.67%	2.95%
Brian Z. France (16)	378,140	359,056	1.42%	1.80%	1.43%
John R. Saunders	62,107	11,286	0.19%	0.06%	0.08%
Edsel B. Ford II (17)	35,637	0	0.13%	0.00%	0.03%
J. Hyatt Brown (18)	25,147	9,000	0.09%	0.04%	0.05%
Christy F. Harris (19)	22,002	150	0.08%	0.00%	0.02%
Morteza Hosseini-Kargar (20)	21,997	0	0.08%	0.00%	0.02%
Daniel W. Houser	21,350	0	0.08%	0.00%	0.02%
Larry Aiello, Jr.	16,502	0	0.06%	0.00%	0.01%
Joel S. Chitwood	14,934	0	0.06%	0.00%	0.01%
Brian K. Wilson	14,501	0	0.05%	0.00%	0.01%
William P. Graves	13,747	0	0.05%	0.00%	0.01%
Sonia M. Green	1,856	0	0.01%	0.00%	0.00%
Larry D. Woodard	1,856	0	0.01%	0.00%	0.00%
All directors and executive officers as a group (22 persons)(21)	18,674,344	18,202,891	41.65%	91.17%	72.34%

The preceding table sets forth information regarding the beneficial ownership of our class A common stock and our class B common stock as of the Record Date by:

•	All persons known to us who beneficially own 5% or more of either class of our common stock;

•	Each “named executive officer” in the Summary Compensation Table in this Information Statement;

•	Each of our directors and director nominees; and

•	All of our directors, director nominees and officers as a group.
As described in the following notes to the table, voting and/or investment power with respect to certain shares of common stock is shared by the named individuals. Consequently, such shares may be shown as beneficially owned by more than one person.

(1)	Unless otherwise indicated the address of each of the beneficial owners identified is c/o the Company, One Daytona Boulevard, Daytona Beach, Florida 32114.

(2)	Unless otherwise indicated, each person has sole voting and investment power with respect to all such shares.

(3)
Reflects the aggregate number of shares held by the named beneficial owner assuming (i) the exercise of any options to acquire shares of class A common stock that are held by such beneficial owner that are exercisable within 60 days and (ii) the conversion of all shares of class B common stock held by such beneficial owner into shares of class A common stock.

(4)	Assumes no conversion of shares of class B common stock into shares of class A common stock.

(5)
Assumes (i) the exercise of any options to acquire shares of class A common stock that are held by the named beneficial owner that are exercisable within 60 days, (ii) the conversion of all shares of class B common stock held by such beneficial owner into shares of class A common stock, and (iii) the assumption that no other named beneficial owner has exercised any such options or converted any such shares.

(6)	Reflects current ownership percentage of named beneficial owner’s shares of class B common stock without any conversion of shares of B common stock into shares of class A common stock.

(7)	Assumes no exercise of options or conversion of shares of class B common stock into shares of class A common stock.

(8)
The France Family Group consists of Betty Jane France, James C. France, Lesa France Kennedy, Brian Z. France and members of their families and entities controlled by the natural person members of the group. A complete list of all the members of the France Family Group can be found in its 21st amendment to Schedule 13G which was filed with the

SEC on February 13, 2015. Amounts shown reflect the non-duplicative aggregate of 158,632 Class A and 13,458,878 Class B shares indicated in the table as beneficially owned by Betty Jane France, James C. France, Lesa France Kennedy and Brian Z. France, as well as 4,732,742 Class B shares held by the adult children of James C. France and the adult child of Lesa France Kennedy. See footnotes (9), (10), (15), and (16).

(9)
Includes (i) 1,500 Class B shares held of record by Sharon M. France, his spouse, (ii) 3,311,967 Class B shares held of record by Western Opportunity Limited Partnership (“Western Opportunity”), (iii) 29,238 Class B shares held of record by Carl Investment Limited Partnership (“Carl”), (iv) all of the 78,243 Class B shares held of record by Quaternary Investment Company, (v) 130 Class B shares held of record by Carl Two Limited Partnership (“Carl Two”), (vi) all of the 1,749,848 Class B shares held of record by Carl Three Limited Partnership (“Carl Three”), (vii) all of the 919 Class B shares held of record by Carl Two, LLC, (viii) 40,251 Class B shares held of record by Automotive Research Bureau (“ARB”), and (ix) all of the 547,166 Class B shares held of record by SM Holder Limited Partnership. James C. France is the sole shareholder and director of (x) Principal Investment Company, one of the two general partners of Western Opportunity and (y) Quaternary Investment Company, the general partner of Carl. He is also the sole member of Carl Two, LLC, the general partner of Carl Two, and Carl Three, LLC the general partner of Carl Three. Does not include shares held beneficially by the adult children of James C. France or their descendants.

(10)
Includes (i) 3,264,792 Class B shares held of record by Western Opportunity, (ii) 26,662 Class B shares held of record by WCF Family I, Inc., (iii) 22,194 Class B shares held of record by WCF Family I, Inc. through Western Opportunity, (iv) 40,251 Class B shares held of record by ARB, (v) 801,075 Class B shares held of record by WCF Silver State Limited Partnership, and (vi) 80 Class B shares held of record by WCF Nevada, LLC.

(11)	This owner’s address is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, as reflected on its Amendment No. 4 to Schedule 13G, which was filed with the SEC on February 13, 2015.

(12)	This owner’s address is 40 East 52nd Street, New York, NY 10022, as reflected on its Amendment No. 5 to Schedule 13G, which was filed with the SEC on January 23, 2015.

(13)	This owner's address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355, as reflected on its Amendment No. 2 to Schedule 13G, which was filed with the SEC on February 10, 2015.

(14)	This owner’s address is 462 South 4th Street, Suite 1600, Louisville, Kentucky 40202, as reflected on its Schedule 13G, which was filed with the SEC on February 12, 2015.

(15)
Includes (i) 361,988 Class B shares held of record by BBL Limited Partnership, (ii) 76,071 Class B shares held of record by Western Opportunity, (iii) 26,662 Class B shares held of record by WCF Family I, Inc., (iv) 73,199 Class B shares held of record by Sierra Central LLC, and (v) 22,194 Class B shares held of record by WCF Family I, Inc. through Western Opportunity. Ms. Kennedy is the sole shareholder and a director of BBL Company, the sole general partner of BBL Limited Partnership. She is also the sole member of Sierra Central LLC, one of the two general partners of Western Opportunity. Does not include shares held beneficially by the adult child of Lesa France Kennedy.

(16)
Includes (i) 83,168 Class B shares held of record by Western Opportunity, (ii) 26,662 Class B shares held of record by WCF Family I, Inc., (iii) 15,695 Class B shares held of record by Western Opportunity as custodian for minor children, and (iv) 22,194 Class B shares held of record by WCF Family I, Inc. through Western Opportunity.

(17)	Includes 10,000 Class A shares held by a revocable trust.

(18)	Held of record as joint tenants with Cynthia R. Brown, his spouse.

(19)	Includes 300 Class A shares held by M. Dale Harris, his spouse, and 1,500 Class A shares held by Mr. Harris as trustee of a Profit Sharing Plan and Trust.

(20)	Includes 5,000 Class A shares held as trustee of a qualified trust.

(21)	See footnotes (8) through (10) and footnotes (15) through (20).